                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 15, 2004 and covers activity from February 26, 2004 through March 26, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of April, 2004.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 -------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                        Trust Totals
-----------------                                        ------------

Number of days in period                                           30
Beginning Principal Receivable Balance              24,534,807,984.76
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   24,534,807,984.76

Finance Charge Collections (excluding                  256,653,597.04
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                114,682,035.67
Premium Option Receivables Collections                           0.00
Recoveries                                              19,726,331.79
Total Collections of Finance Charge Receivables        391,061,964.50
Total Collections of Principal Receivables           5,619,419,747.69
Monthly Payment Rate                                         22.9039%
Defaulted amount                                       115,943,713.10
Annualized Default Rate                                       5.8445%
Trust Portfolio Yield                                        13.6430%
New Principal Receivables                            5,337,021,854.06
Ending Principal Receivables Balance                24,136,466,378.02
Ending Required Minimum Principal Balance           21,587,250,000.00
Ending Transferor Amount                             3,961,466,378.02
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      24,136,466,378.02



B. Series Allocations                                           Series 1999-1     Series 1999-2      Series 1999-3     Series 1999-5
---------------------                                           -------------     -------------      -------------     -------------
Group Number                                                                1                 1                  2                 2
Invested Amount                                              1,000,000,000.00    500,000,000.00   1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00    500,000,000.00   1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                                        0.00              0.00               0.00              0.00
Series Required Transferor Amount                               70,000,000.00     35,000,000.00      70,000,000.00     35,000,000.00
Series Allocation Percentage                                            4.96%             2.48%              4.96%             2.48%
Series Alloc. Finance Charge Collections                        19,383,492.66      9,691,746.33      19,383,492.66      9,691,746.33
Series Allocable Recoveries                                        977,761.18        488,880.59         977,761.18        488,880.59
Series Alloc. Principal Collections                            278,533,816.49    139,266,908.25     278,533,816.49    139,266,908.25
Series Allocable Defaulted Amount                                5,746,900.28      2,873,450.14       5,746,900.28      2,873,450.14

B. Series Allocations                        Series 2000-1      Series 2000-2     Series 2000-3      Series 2000-4     Series 2000-5
---------------------                        -------------      -------------     -------------      -------------     -------------

Group Number                                             1                  2                 2                  2                 2
Invested Amount                             500,000,000.00     500,000,000.00  1,000,000,000.00   1,212,122,000.00    787,878,000.00
Adjusted Invested Amount                    500,000,000.00     500,000,000.00  1,000,000,000.00   1,212,122,000.00    787,878,000.00
Principal Funding Account Balance                     0.00               0.00              0.00               0.00              0.00
Series Required Transferor Amount            35,000,000.00      35,000,000.00     70,000,000.00      84,848,540.00     55,151,460.00
Series Allocation Percentage                         2.48%              2.48%             4.96%              6.01%             3.91%
Series Alloc. Finance Charge Collections      9,691,746.33       9,691,746.33     19,383,492.66      23,495,157.89     15,271,827.43
Series Allocable Recoveries                     488,880.59         488,880.59        977,761.18       1,185,165.84        770,356.52
Series Alloc. Principal Collections         139,266,908.25     139,266,908.25    278,533,816.49     337,616,966.71    219,450,666.27
Series Allocable Defaulted Amount             2,873,450.14       2,873,450.14      5,746,900.28       6,965,944.26      4,527,856.30

B. Series Allocations                        Series 2001-1      Series 2001-2     Series 2001-3      Series 2001-4     Series 2001-5
---------------------                        -------------      -------------     -------------      -------------     -------------

Group Number                                             2                  1                 2                  2                 2
Invested Amount                             750,000,000.00     250,000,000.00    750,000,000.00     725,000,000.00    500,000,000.00
Adjusted Invested Amount                    750,000,000.00     250,000,000.00    750,000,000.00     725,000,000.00    500,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00               0.00              0.00
Series Required Transferor Amount            52,500,000.00      17,500,000.00     52,500,000.00      50,750,000.00     35,000,000.00
Series Allocation Percentage                         3.72%              1.24%             3.72%              3.59%             2.48%
Series Alloc. Finance Charge Collections     14,537,619.50       4,845,873.17     14,537,619.50      14,053,032.18      9,691,746.33
Series Allocable Recoveries                     733,320.88         244,440.29        733,320.88         708,876.85        488,880.59
Series Alloc. Principal Collections         208,900,362.37      69,633,454.12    208,900,362.37     201,937,016.96    139,266,908.25
Series Allocable Defaulted Amount             4,310,175.21       1,436,725.07      4,310,175.21       4,166,502.70      2,873,450.14

B. Series Allocations                        Series 2001-6      Series 2001-7     Series 2002-1      Series 2002-2     Series 2002-3
---------------------                        -------------      -------------     -------------      -------------     -------------

Group Number                                             2                  2                 2                  2                 2
Invested Amount                             700,000,000.00     650,000,000.00    920,000,000.00     940,000,000.00    920,000,000.00
Adjusted Invested Amount                    700,000,000.00     650,000,000.00    920,000,000.00     940,000,000.00    920,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00               0.00              0.00
Series Required Transferor Amount            49,000,000.00      45,500,000.00     64,400,000.00      65,800,000.00     64,400,000.00
Series Allocation Percentage                         3.47%              3.22%             4.56%              4.66%             4.56%
Series Alloc. Finance Charge Collections     13,568,444.86      12,599,270.23     17,832,813.25      18,220,483.10     17,832,813.25
Series Allocable Recoveries                     684,432.83         635,544.77        899,540.28         919,095.51        899,540.28
Series Alloc. Principal Collections         194,973,671.54     181,046,980.72    256,251,111.17     261,821,787.50    256,251,111.17
Series Allocable Defaulted Amount             4,022,830.19       3,735,485.18      5,287,148.26       5,402,086.26      5,287,148.26

B. Series Allocations                        Series 2002-4      Series 2002-5     Series 2002-6      Series 2003-1     Series 2003-2
---------------------                        -------------      -------------     -------------      -------------     -------------

Group Number                                             2                  2                 2                  2                 2
Invested Amount                             500,000,000.00     600,000,000.00    720,000,000.00     920,000,000.00  1,100,000,000.00
Adjusted Invested Amount                    500,000,000.00     600,000,000.00    720,000,000.00     920,000,000.00  1,100,000,000.00
Principal Funding Account Balance                     0.00               0.00              0.00               0.00              0.00
Series Required Transferor Amount            35,000,000.00      42,000,000.00     50,400,000.00      64,400,000.00     77,000,000.00
Series Allocation Percentage                         2.48%              2.97%             3.57%              4.56%             5.45%
Series Alloc. Finance Charge Collections      9,691,746.33      11,630,095.60     13,956,114.72      17,832,813.25     21,321,841.93
Series Allocable Recoveries                     488,880.59         586,656.71        703,988.05         899,540.28      1,075,537.30
Series Alloc. Principal Collections         139,266,908.25     167,120,289.89    200,544,347.87     256,251,111.17    306,387,198.14
Series Allocable Defaulted Amount             2,873,450.14       3,448,140.17      4,137,768.20       5,287,148.26      6,321,590.31


B. Series Allocations                           Series 2003-3     Series 2003-4     Series 2004-1                       Trust Total
---------------------                           -------------     -------------     -------------                       -----------
Group Number                                                2                 1                 2
Invested Amount                                750,000,000.00    680,000,000.00    800,000,000.00                 20,175,000,000.00
Adjusted Invested Amount                       750,000,000.00    680,000,000.00    800,000,000.00                 20,175,000,000.00
Principal Funding Account Balance                        0.00              0.00              0.00                              0.00
Series Required Transferor Amount               52,500,000.00     47,600,000.00     56,000,000.00                  1,412,250,000.00
Series Allocation Percentage                            3.72%             3.37%             3.97%                              100%
Series Alloc. Finance Charge Collections        14,537,619.50     13,180,775.01     15,506,794.13                    391,061,964.50
Series Allocable Recoveries                        733,320.88        664,877.60        782,208.94                     19,726,331.79
Series Alloc. Principal Collections            208,900,362.37    189,402,995.21    222,827,053.19                  5,619,419,747.69
Series Allocable Defaulted Amount                4,310,175.21      3,907,892.19      4,597,520.22                    115,943,713.10

C. Group Allocations
--------------------

1. Group 1 Allocations                          Series 1999-1     Series 1999-2     Series 2000-1
----------------------                          -------------     -------------     -------------

Investor Finance Charge Collections             15,942,421.66      7,971,209.83      7,969,533.83

Investor Monthly Interest                        4,454,458.33      2,359,625.00      2,844,260.42
Investor Default Amount                          4,725,682.52      2,362,841.26      2,362,841.26
Investor Monthly Fees                            1,666,666.67        833,333.33        833,333.33
Investor Additional Amounts                              0.00              0.00              0.00
Total                                           10,846,807.52      5,555,799.59      6,040,435.01

Reallocated Investor Finance
   Charge Collections                           15,942,421.66      7,971,209.83      7,969,533.83
Available Excess                                 5,095,614.15      2,415,410.24      1,929,098.82

1. Group 1 Allocations                          Series 2001-2     Series 2003-4                                       Group 1 Total
----------------------                          -------------     -------------                                       -------------

Investor Finance Charge Collections              3,984,766.92     10,838,566.01                                       46,706,498.24

Investor Monthly Interest                        1,100,750.00        980,375.83                                       11,739,469.58
Investor Default Amount                          1,181,420.63      3,213,464.11                                       13,846,249.77
Investor Monthly Fees                              416,666.67      1,133,333.33                                        4,883,333.33
Investor Additional Amounts                              0.00              0.00                                                0.00
Total                                            2,698,837.30      5,327,173.28                                       30,469,052.69

Reallocated Investor Finance
   Charge Collections                            3,984,766.92     10,838,566.01                                       46,706,498.24
Available Excess                                 1,285,929.62      5,511,392.73                                       16,237,445.56

2. Group 2 Allocations                                            Series 1999-3     Series 1999-5   Series 2000-2     Series 2000-3
----------------------                                            -------------     -------------   -------------     -------------

Investor Finance Charge Collections                               15,942,266.66      7,971,132.83    7,969,533.83     15,939,067.66

Investor Monthly Interest                                          1,131,026.39        607,901.39      576,782.99      1,141,833.33
Investor Default Amount                                            4,725,682.52      2,362,841.26    2,362,841.26      4,725,682.52
Investor Monthly Fees                                              1,666,666.67        833,333.33      833,333.33      1,666,666.67
Investor Additional Amounts                                                0.00              0.00            0.00              0.00
Total                                                              7,523,375.57      3,804,075.98    3,772,957.58      7,534,182.52

Reallocated Investor Finance
   Charge Collections                                             15,942,266.66      7,971,132.83    7,969,533.83     15,939,067.66
Available Excess                                                   8,418,891.09      4,167,056.85    4,196,576.25      8,404,885.15

2. Group 2 Allocations                          Series 2000-4     Series 2000-5     Series 2001-1   Series 2001-3     Series 2001-4
----------------------                          -------------     -------------     -------------   -------------     -------------

Investor Finance Charge Collections             19,320,094.57     12,558,040.75     11,954,300.75   11,954,300.75     11,555,824.05

Investor Monthly Interest                        1,377,752.87        893,281.55        858,538.54      845,008.33        822,772.29
Investor Default Amount                          5,728,103.74      3,723,261.29      3,544,261.89    3,544,261.89      3,426,119.82
Investor Monthly Fees                            2,020,203.33      1,313,130.00      1,250,000.00    1,250,000.00      1,208,333.33
Investor Additional Amounts                              0.00              0.00              0.00            0.00              0.00
Total                                            9,126,059.95      5,929,672.84      5,652,800.43    5,639,270.22      5,457,225.45

Reallocated Investor Finance
   Charge Collections                           19,320,094.57     12,558,040.75     11,954,300.75   11,954,300.75     11,555,824.05
Investment Funding Account Proceeds                      0.00
Available Excess                                10,194,034.62      6,628,367.91      6,301,500.32    6,315,030.53      6,098,598.61


2. Group 2 Allocations                          Series 2001-5     Series 2001-6     Series 2001-7   Series 2002-1     Series 2002-2
----------------------                          -------------     -------------     -------------   -------------     -------------
Investor Finance Charge Collections              7,969,533.83     11,157,347.36     10,360,393.98   14,663,942.25     14,982,723.60

Investor Monthly Interest                          591,690.97        787,981.25        732,144.65    1,039,791.67      1,057,903.42
Investor Default Amount                          2,362,841.26      3,307,977.76      3,071,693.63    4,347,627.91      4,442,141.56
Investor Monthly Fees                              833,333.33      1,166,666.67      1,083,333.33    1,533,333.33      1,566,666.67
Investor Additional Amounts                              0.00              0.00              0.00            0.00              0.00
Total                                            3,787,865.56      5,262,625.68      4,887,171.62    6,920,752.91      7,066,711.65

Reallocated Investor Finance
   Charge Collections                            7,969,533.83     11,157,347.36     10,360,393.98   14,663,942.25     14,982,723.60
Investment Funding Account Proceeds
Available Excess                                 4,181,668.27      5,894,721.68      5,473,222.36    7,743,189.33      7,916,011.95

2. Group 2 Allocations                          Series 2002-3     Series 2002-4     Series 2002-5   Series 2002-6     Series 2003-1
----------------------                          -------------     -------------     -------------   -------------     -------------


Investor Finance Charge Collections             14,663,942.25      7,969,533.83      9,563,440.60   11,476,128.72     14,663,942.25

Investor Monthly Interest                        1,034,761.06        528,959.03        705,766.67      831,575.00      1,043,554.72
Investor Default Amount                          4,347,627.91      2,362,841.26      2,835,409.51    3,402,491.41      4,347,627.91
Investor Monthly Fees                            1,533,333.33        833,333.33      1,000,000.00    1,200,000.00      1,533,333.33
Investor Additional Amounts                              0.00              0.00              0.00            0.00              0.00
Total                                            6,915,722.30      3,725,133.62      4,541,176.18    5,434,066.41      6,924,515.97

Reallocated Investor Finance
   Charge Collections                           14,663,942.25      7,969,533.83      9,563,440.60   11,476,128.72     14,663,942.25
Investment Funding Account Proceeds
Available Excess                                 7,748,219.94      4,244,400.21      5,022,264.42    6,042,062.30      7,739,426.28

2. Group 2 Allocations                          Series 2003-2     Series 2003-3     Series 2004-1                     Group 2 Total
----------------------                          -------------     -------------     -------------                     -------------

Investor Finance Charge Collections             17,532,974.43     11,954,300.75     12,751,254.13                    274,874,019.80

Investor Monthly Interest                        1,249,954.44        849,367.71      1,231,300.00                     19,939,648.27
Investor Default Amount                          5,198,250.77      3,544,261.89      3,780,546.01                     81,494,394.97
Investor Monthly Fees                            1,833,333.33      1,250,000.00      1,333,333.33                     28,741,666.67
Investor Additional Amounts                              0.00              0.00              1.00                              0.00
Total                                            8,281,538.54      5,643,629.59      6,345,179.35                    130,175,709.91

Reallocated Investor Finance
   Charge Collections                           17,532,974.43     11,954,300.75     12,751,254.13                    274,874,019.80
Investment Funding Account Proceeds                                                                                            0.00
Available Excess                                 9,251,435.88      6,310,671.15      6,405,574.78                    144,697,809.89




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                            252,059,286
61-90 Days Delinquent:                            150,702,936
90+ Days Delinquent:                              251,927,246
Total 30+ Days Delinquent:                        654,689,468




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount           1,216,099,528.36     1,000,000,000.00      216,099,528.36
Beginning Adjusted Invested Amount                           N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            19,383,492.66        15,942,421.66        3,444,425.00
Collections of Principal Receivables              278,533,816.49       229,038,668.29       49,495,148.20
Defaulted Amount                                    5,746,900.28         4,725,682.52        1,021,217.76

Ending Invested / Transferor Amounts            1,196,355,210.81     1,000,000,000.00      196,355,210.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                             4,325,000.00                 0.00                0.00          4,325,000.00

Coupon  March 15, 2004 to April 14, 2004                 5.6000%              5.8500%             1.9400%
Monthly Interest Due                                4,036,666.67           292,500.00          125,291.67          4,454,458.33
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                  4,036,666.67           292,500.00          125,291.67          4,454,458.33
Investor Default Amount                             4,087,715.38           283,540.95          354,426.19          4,725,682.52
Investor Monthly Fees Due                           1,441,666.67           100,000.00          125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                           9,566,048.71           676,040.95          604,717.86         10,846,807.52

Reallocated Investor Finance Charge Collections                                                                   15,942,421.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                            3,354.00
Series Adjusted Portfolio Yield                                                                                        13.6470%
Base Rate                                                                                                               7.2071%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    865,000,000.00        60,000,000.00       75,000,000.00      1,000,000,000.00
Interest Distributions                              4,036,666.67           292,500.00          125,291.67          4,454,458.33
Principal Deposits - Prin. Funding Account        865,000,000.00        60,000,000.00                0.00        925,000,000.00
Principal Distributions                           865,000,000.00        60,000,000.00       75,000,000.00      1,000,000,000.00
Total Distributions                               869,036,666.67        60,292,500.00       75,125,291.67      1,004,454,458.33
Ending Certificates Balance                                 0.00                 0.00                0.00                  0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                             $1,004.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                 $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect
       to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                         $1,004.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                 $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $75,125,291.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $125,291.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                       $75,000,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,790,194.74

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,087,715.38
       e. Excess Spread:                                         $5,665,812.69

   2.  Class B Available Funds:                                    $956,545.30

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $664,045.30

   3.  Collateral Available Funds:                               $1,195,681.62

       a. Excess Spread:                                         $1,195,681.62

   4.  Total Excess Spread:                                      $7,525,539.62

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $278,533,816.49

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $229,038,668.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $229,038,668.29

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                      $766,235,649.19

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,725,682.52

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                               $1,000,000,000.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                                         N/A

   2.  Required Collateral Invested Amount:                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   4.  Treated as Shared Principal Collections:                            N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                              $925,000,000.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                $75,000,000.00

   3.  Principal Distribution:                               $1,000,000,000.00

   4.  Treated as Shared Principal Collections:                           0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $7,525,539.62
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $283,540.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $125,291.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $354,426.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,095,614.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.2071%
       b. Prior Monthly Period                                         8.2533%
       c. Second Prior Monthly Period                                  6.7800%

   2.  Three Month Average Base Rate                                   7.4135%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6470%
       b. Prior Monthly Period                                        13.2060%
       c. Second Prior Monthly Period                                 11.9741%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9424%



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------        ------------
Beginning Invested /Transferor Amount             608,049,764.18       500,000,000.00      108,049,764.18
Beginning Adjusted Invested Amount                           N/A       500,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables             9,691,746.33         7,971,209.83        1,722,212.50
Collections of Principal Receivables              139,266,908.25       114,519,334.15       24,747,574.10
Defaulted Amount                                    2,873,450.14         2,362,841.26          510,608.88

Ending Invested / Transferor Amounts              598,177,605.40       500,000,000.00       98,177,605.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                    2,162,500.00                 0.00                0.00          2,162,500.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 5.9500%              6.1000%             1.9400%
Monthly Interest Due                                2,144,479.17           152,500.00           62,645.83          2,359,625.00
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                  2,144,479.17           152,500.00           62,645.83          2,359,625.00
Investor Default Amount                             2,043,857.69           141,770.48          177,213.09          2,362,841.26
Investor Monthly Fees Due                             720,833.33            50,000.00           62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                           4,909,170.19           344,270.48          302,358.93          5,555,799.59

Reallocated Investor Finance Charge Collections                                                                    7,971,209.83
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                            1,676.00
Series Adjusted Portfolio Yield                                                                                        13.6470%
Base Rate                                                                                                               7.5189%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    432,500,000.00        30,000,000.00       37,500,000.00        500,000,000.00
Interest Distributions                              2,144,479.17           152,500.00           62,645.83          2,359,625.00
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                 2,144,479.17           152,500.00           62,645.83          2,359,625.00
Ending Certificates Balance                       432,500,000.00        30,000,000.00       37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect
       to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $62,645.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $62,645.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,895,096.50

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,043,857.69
       e. Excess Spread:                                         $2,706,759.65

   2.  Class B Available Funds:                                    $478,272.59

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $325,772.59

   3.  Collateral Available Funds:                                 $597,840.74

       a. Excess Spread:                                           $597,840.74

   4.  Total Excess Spread:                                      $3,630,372.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $139,266,908.25

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $114,519,334.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $114,519,334.15

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,362,841.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $116,882,175.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $116,882,175.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,630,372.98
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $141,770.48
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $62,645.83
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $177,213.09
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,415,410.24

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.5189%
       b. Prior Monthly Period                                         8.6112%
       c. Second Prior Monthly Period                                  7.0729%

   2.  Three Month Average Base Rate                                   7.7344%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6470%
       b. Prior Monthly Period                                        13.2060%
       c. Second Prior Monthly Period                                 11.9741%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9424%



IV. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations         Interest             Interest
----------------------------------                   -----------       --------------        ------------
Beginning Invested /Transferor Amount           1,216,099,528.36     1,000,000,000.00      216,099,528.36
Beginning Adjusted Invested Amount                           N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            19,383,492.66        15,942,266.66        3,444,425.00
Collections of Principal Receivables              278,533,816.49       229,038,668.29       49,495,148.20
Defaulted Amount                                    5,746,900.28         4,725,682.52        1,021,217.76

Ending Invested / Transferor Amounts            1,196,355,210.81     1,000,000,000.00      196,355,210.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                    4,125,000.00                 0.00                0.00          4,125,000.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2300%              1.4300%             1.9400%
Monthly Interest Due                                  873,812.50            98,511.11          158,702.78          1,131,026.39
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    873,812.50            98,511.11          158,702.78          1,131,026.39
Investor Default Amount                             3,898,688.07           378,054.60          448,939.84          4,725,682.52
Investor Monthly Fees Due                           1,375,000.00           133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                           6,147,500.57           609,899.05          765,975.95          7,523,375.57

Reallocated Investor Finance Charge Collections                                                                   15,942,266.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                            3,199.00
Series Adjusted Portfolio Yield                                                                                        13.6468%
Base Rate                                                                                                               3.2941%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    825,000,000.00        80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                                873,812.50            98,511.11          158,702.78          1,131,026.39
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   873,812.50            98,511.11          158,702.78          1,131,026.39
Ending Certificates Balance                       825,000,000.00        80,000,000.00       95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.23

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.23

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $158,702.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $158,702.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the
       Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,152,369.99

       a. Class A Monthly Interest:                                $873,812.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,898,688.07
       e. Excess Spread:                                         $8,379,869.42

   2.  Class B Available Funds:                                  $1,275,381.33

       a. Class B Monthly Interest:                                 $98,511.11
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,176,870.22

   3.  Collateral Available Funds:                               $1,514,515.33

       a. Excess Spread:                                         $1,514,515.33

   4.  Total Excess Spread:                                     $11,071,254.97

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $278,533,816.49

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $229,038,668.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $229,038,668.29

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,725,682.52

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $233,764,350.81

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $233,764,350.81

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $11,071,254.97
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $378,054.60
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $158,702.78
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $448,939.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,418,891.09

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2941%
       b. Prior Monthly Period                                         3.5886%
       c. Second Prior Monthly Period                                  3.1853%

   2.  Three Month Average Base Rate                                   3.3560%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6468%
       b. Prior Monthly Period                                        13.2058%
       c. Second Prior Monthly Period                                 11.9739%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9422%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations         Interest             Interest
----------------------------------                   -----------       --------------        ------------
Beginning Invested /Transferor Amount             608,049,764.18       500,000,000.00      108,049,764.18
Beginning Adjusted Invested Amount                           N/A       500,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables             9,691,746.33         7,971,132.83        1,722,212.50
Collections of Principal Receivables              139,266,908.25       114,519,334.15       24,747,574.10
Defaulted Amount                                    2,873,450.14         2,362,841.26          510,608.88

Ending Invested / Transferor Amounts              598,177,605.40       500,000,000.00       98,177,605.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                    2,062,500.00                 0.00                0.00          2,062,500.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.3300%              1.5700%             1.9900%
Monthly Interest Due                                  472,427.08            54,077.78           81,396.53            607,901.39
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    472,427.08            54,077.78           81,396.53            607,901.39
Investor Default Amount                             1,949,344.04           189,027.30          224,469.92          2,362,841.26
Investor Monthly Fees Due                             687,500.00            66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,109,271.12           309,771.75          385,033.11          3,804,075.98

Reallocated Investor Finance Charge Collections                                                                    7,971,132.83
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                            1,599.00
Series Adjusted Portfolio Yield                                                                                        13.6468%
Base Rate                                                                                                               3.3939%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                472,427.08            54,077.78           81,396.53            607,901.39
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   472,427.08            54,077.78           81,396.53            607,901.39
Ending Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.15

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.15

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $81,396.53

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $81,396.53

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,576,184.58

       a. Class A Monthly Interest:                                $472,427.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,949,344.04
       e. Excess Spread:                                         $4,154,413.46

   2.  Class B Available Funds:                                    $637,690.63

       a. Class B Monthly Interest:                                 $54,077.78
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $583,612.85

   3.  Collateral Available Funds:                                 $757,257.62

       a. Excess Spread:                                           $757,257.62

   4.  Total Excess Spread:                                      $5,495,283.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $139,266,908.25

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $114,519,334.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $114,519,334.15

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,362,841.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $116,882,175.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $116,882,175.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,495,283.93
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $189,027.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $81,396.53
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $224,469.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,167,056.85

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3939%
       b. Prior Monthly Period                                         3.6884%
       c. Second Prior Monthly Period                                  3.2851%

   2.  Three Month Average Base Rate                                   3.4558%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6468%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9397%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations          Interest            Interest
----------------------------------                   -----------       --------------        ------------
Beginning Invested /Transferor Amount             608,049,764.18       500,000,000.00      108,049,764.18
Beginning Adjusted Invested Amount                           N/A       500,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables             9,691,746.33         7,969,533.83        1,722,212.50
Collections of Principal Receivables              139,266,908.25       114,519,334.15       24,747,574.10
Defaulted Amount                                    2,873,450.14         2,362,841.26          510,608.88

Ending Invested / Transferor Amounts              598,177,605.40       500,000,000.00       98,177,605.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 7.2000%              7.4000%             1.9900%
Monthly Interest Due                                2,595,000.00           185,000.00           64,260.42          2,844,260.42
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                  2,595,000.00           185,000.00           64,260.42          2,844,260.42
Investor Default Amount                             2,043,857.69           141,770.48          177,213.09          2,362,841.26
Investor Monthly Fees Due                             720,833.33            50,000.00           62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                           5,359,691.02           376,770.48          303,973.51          6,040,435.01

Reallocated Investor Finance Charge Collections                                                                    7,969,533.83
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               8.6601%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    432,500,000.00        30,000,000.00       37,500,000.00        500,000,000.00
Interest Distributions                              2,595,000.00           185,000.00           64,260.42          2,844,260.42
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                 2,595,000.00           185,000.00           64,260.42          2,844,260.42
Ending Certificates Balance                       432,500,000.00        30,000,000.00       37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $64,260.42

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $64,260.42

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,893,646.76

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,043,857.69
       e. Excess Spread:                                         $2,254,789.08

   2.  Class B Available Funds:                                    $478,172.03

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $293,172.03

   3.  Collateral Available Funds:                                 $597,715.04

       a. Excess Spread:                                           $597,715.04

   4.  Total Excess Spread:                                      $3,145,676.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $139,266,908.25

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $114,519,334.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $114,519,334.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,362,841.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $116,882,175.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $116,882,175.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $3,145,676.14
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $141,770.48
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $64,260.42
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $177,213.09
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,929,098.82

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.6601%
       b. Prior Monthly Period                                         9.9210%
       c. Second Prior Monthly Period                                  8.1452%

   2.  Three Month Average Base Rate                                   8.9088%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------        ------------
Beginning Invested /Transferor Amount             608,049,764.18       500,000,000.00      108,049,764.18
Beginning Adjusted Invested Amount                           N/A       500,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables             9,691,746.33         7,969,533.83        1,722,212.50
Collections of Principal Receivables              139,266,908.25       114,519,334.15       24,747,574.10
Defaulted Amount                                    2,873,450.14         2,362,841.26          510,608.88

Ending Invested / Transferor Amounts              598,177,605.40       500,000,000.00       98,177,605.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2550%              1.4400%             1.9900%
Monthly Interest Due                                  445,786.46            49,600.00           81,396.53            576,782.99
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    445,786.46            49,600.00           81,396.53            576,782.99
Investor Default Amount                             1,949,344.04           189,027.30          224,469.92          2,362,841.26
Investor Monthly Fees Due                             687,500.00            66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,082,630.50           305,293.97          385,033.11          3,772,957.58

Reallocated Investor Finance Charge Collections                                                                    7,969,533.83
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3206%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                445,786.46            49,600.00           81,396.53            576,782.99
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   445,786.46            49,600.00           81,396.53            576,782.99
Ending Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $81,396.53

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $81,396.53

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,574,865.41

       a. Class A Monthly Interest:                                $445,786.46
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,949,344.04
       e. Excess Spread:                                         $4,179,734.91

   2.  Class B Available Funds:                                    $637,562.71

       a. Class B Monthly Interest:                                 $49,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $587,962.71

   3.  Collateral Available Funds:                                 $757,105.71

       a. Excess Spread:                                           $757,105.71

   4.  Total Excess Spread:                                      $5,524,803.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $139,266,908.25

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $114,519,334.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $114,519,334.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,362,841.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $116,882,175.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $116,882,175.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,524,803.33
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $189,027.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $81,396.53
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $224,469.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,196,576.25

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3206%
       b. Prior Monthly Period                                         3.6151%
       c. Second Prior Monthly Period                                  3.2118%

   2.  Three Month Average Base Rate                                   3.3825%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       -------------          -----------
Beginning Invested /Transferor Amount           1,216,099,528.36     1,000,000,000.00      216,099,528.36
Beginning Adjusted Invested Amount                           N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            19,383,492.66        15,939,067.66        3,444,425.00
Collections of Principal Receivables              278,533,816.49       229,038,668.29       49,495,148.20
Defaulted Amount                                    5,746,900.28         4,725,682.52        1,021,217.76

Ending Invested / Transferor Amounts            1,196,355,210.81     1,000,000,000.00      196,355,210.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2500%              1.4400%             1.8900%
Monthly Interest Due                                  888,020.83            99,200.00          154,612.50          1,141,833.33
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    888,020.83            99,200.00          154,612.50          1,141,833.33
Investor Default Amount                             3,898,688.07           378,054.60          448,939.84          4,725,682.52
Investor Monthly Fees Due                           1,375,000.00           133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                           6,161,708.91           610,587.93          761,885.67          7,534,182.52

Reallocated Investor Finance Charge Collections                                                                   15,939,067.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3068%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    825,000,000.00        80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                                888,020.83            99,200.00          154,612.50          1,141,833.33
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   888,020.83            99,200.00          154,612.50          1,141,833.33
Ending Certificates Balance                       825,000,000.00        80,000,000.00       95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $154,612.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $154,612.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,149,730.82

       a. Class A Monthly Interest:                                $888,020.83
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,898,688.07
       e. Excess Spread:                                         $8,363,021.91

   2.  Class B Available Funds:                                  $1,275,125.41

       a. Class B Monthly Interest:                                 $99,200.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,175,925.41

   3.  Collateral Available Funds:                               $1,514,211.43

       a. Excess Spread:                                         $1,514,211.43

   4.  Total Excess Spread:                                     $11,053,158.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $278,533,816.49

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $229,038,668.29

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $229,038,668.29

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,725,682.52

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $233,764,350.81

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $233,764,350.81

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $11,053,158.75
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $378,054.60
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $154,612.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $448,939.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,404,885.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3068%
       b. Prior Monthly Period                                         3.6013%
       c. Second Prior Monthly Period                                  3.1980%

   2.  Three Month Average Base Rate                                   3.3687%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount           1,474,060,992.52     1,212,122,000.00      261,938,992.52
Beginning Adjusted Invested Amount                           N/A     1,212,122,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            23,495,157.89        19,320,094.57        4,175,063.32
Collections of Principal Receivables              337,616,966.71       277,622,808.69       59,994,158.02
Defaulted Amount                                    6,965,944.26         5,728,103.74        1,237,840.52

Ending Invested / Transferor Amounts            1,450,128,470.83     1,212,122,000.00      238,006,470.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2350%              1.4600%             1.9400%
Monthly Interest Due                                1,063,472.22           121,912.84          192,367.81          1,377,752.87
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                  1,063,472.22           121,912.84          192,367.81          1,377,752.87
Investor Default Amount                             4,725,682.52           458,249.43          544,171.79          5,728,103.74
Investor Monthly Fees Due                           1,666,666.67           161,616.67          191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                           7,455,821.40           741,778.94          928,459.61          9,126,059.95

Reallocated Investor Finance Charge Collections                                                                   19,320,094.57
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3007%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                  1,000,000,000.00        96,970,000.00      115,152,000.00      1,212,122,000.00
Interest Distributions                              1,063,472.22           121,912.84          192,367.81          1,377,752.87
Interest Deposits - Interest Funding Account       (1,063,472.22)         (121,912.84)               0.00         (1,185,385.06)
Interest Funding Account Distributions                      0.00                 0.00                0.00                  0.00
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                         0.00                 0.00          192,367.81            192,367.81
Ending Interest Funding Account Balance             1,063,472.22           121,912.84                0.00          1,185,385.06
Ending Certificates Balance                     1,000,000,000.00        96,970,000.00      115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $192,367.81

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $192,367.81

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $15,939,067.66

       a. Class A Monthly Interest:                              $1,063,472.22
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,725,682.52
       e. Excess Spread:                                        $10,149,912.92

   2.  Class B Available Funds:                                  $1,545,611.39

       a. Class B Monthly Interest:                                $121,912.84
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,423,698.55

   3.  Collateral Available Funds:                               $1,835,415.52

       a. Excess Spread:                                         $1,835,415.52

   4.  Total Excess Spread:                                     $13,409,026.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $337,616,966.71

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $277,622,808.69

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $277,622,808.69

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,728,103.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $283,350,912.43

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $115,152,000.00

   2.  Required Collateral Invested Amount:                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $283,350,912.43

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $13,409,026.99
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $458,249.43
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $192,367.81
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $544,171.79
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                 $10,194,034.62

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3007%
       b. Prior Monthly Period                                         3.6468%
       c. Second Prior Monthly Period                                  3.2378%

   2.  Three Month Average Base Rate                                   3.3951%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2041%
       c. Second Prior Monthly Period                                 11.9708%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9393%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------        ------------
Beginning Invested /Transferor Amount             958,138,064.21       787,878,000.00      170,260,064.21
Beginning Adjusted Invested Amount                           N/A       787,878,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            15,271,827.43        12,558,040.75        2,713,786.68
Collections of Principal Receivables              219,450,666.27       180,454,527.90       38,996,138.37
Defaulted Amount                                    4,527,856.30         3,723,261.29          804,595.01

Ending Invested / Transferor Amounts              942,581,950.78       787,878,000.00      154,703,950.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2300%              1.4700%             1.9400%
Monthly Interest Due                                  688,458.33            79,785.48          125,037.74            893,281.55
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    688,458.33            79,785.48          125,037.74            893,281.55
Investor Default Amount                             3,071,693.63           297,859.77          353,707.88          3,723,261.29
Investor Monthly Fees Due                           1,083,333.33           105,050.00          124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                           4,843,485.30           482,695.24          603,492.29          5,929,672.84

Reallocated Investor Finance Charge Collections                                                                   12,558,040.75
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2973%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    650,000,000.00        63,030,000.00       74,848,000.00        787,878,000.00
Interest Distributions                                688,458.33            79,785.48          125,037.74            893,281.55
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   688,458.33            79,785.48          125,037.74            893,281.55
Ending Certificates Balance                       650,000,000.00        63,030,000.00       74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $125,037.74

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $125,037.74

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,360,393.98

       a. Class A Monthly Interest:                                $688,458.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,071,693.63
       e. Excess Spread:                                         $6,600,242.01

   2.  Class B Available Funds:                                  $1,004,639.43

       a. Class B Monthly Interest:                                 $79,785.48
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $924,853.96

   3.  Collateral Available Funds:                               $1,193,007.34

       a. Excess Spread:                                         $1,193,007.34

   4.  Total Excess Spread:                                      $8,718,103.31

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $219,450,666.27

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $180,454,527.90

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $180,454,527.90

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,723,261.29

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $184,177,789.19

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $184,177,789.19

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,718,103.31
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $297,859.77
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $125,037.74
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $353,707.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,628,367.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2973%
       b. Prior Monthly Period                                         3.5918%
       c. Second Prior Monthly Period                                  3.1885%

   2.  Three Month Average Base Rate                                   3.3592%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             912,074,646.27       750,000,000.00      162,074,646.27
Beginning Adjusted Invested Amount                           N/A       750,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            14,537,619.50        11,954,300.75        2,583,318.75
Collections of Principal Receivables              208,900,362.37       171,779,001.22       37,121,361.15
Defaulted Amount                                    4,310,175.21         3,544,261.89          765,913.32

Ending Invested / Transferor Amounts              897,266,408.10       750,000,000.00      147,266,408.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2300%              1.5100%             2.0400%
Monthly Interest Due                                  655,359.38            78,016.67          125,162.50            858,538.54
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    655,359.38            78,016.67          125,162.50            858,538.54
Investor Default Amount                             2,924,016.06           283,540.95          336,704.88          3,544,261.89
Investor Monthly Fees Due                           1,031,250.00           100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,610,625.43           461,557.62          580,617.38          5,652,800.43

Reallocated Investor Finance Charge Collections                                                                   11,954,300.75
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3102%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                655,359.38            78,016.67          125,162.50            858,538.54
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   655,359.38            78,016.67          125,162.50            858,538.54
Ending Certificates Balance                       618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $125,162.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $125,162.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,862,298.11

       a. Class A Monthly Interest:                                $655,359.38
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,924,016.06
       e. Excess Spread:                                         $6,282,922.68

   2.  Class B Available Funds:                                    $956,344.06

       a. Class B Monthly Interest:                                 $78,016.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $878,327.39

   3.  Collateral Available Funds:                               $1,135,658.57

       a. Excess Spread:                                         $1,135,658.57

   4.  Total Excess Spread:                                      $8,296,908.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $208,900,362.37

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $171,779,001.22

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $171,779,001.22

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,544,261.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $175,323,263.11

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $175,323,263.11

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $8,296,908.65
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $283,540.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $125,162.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $336,704.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,301,500.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3102%
       b. Prior Monthly Period                                         3.6047%
       c. Second Prior Monthly Period                                  3.2014%

   2.  Three Month Average Base Rate                                   3.3721%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             304,024,882.09       250,000,000.00       54,024,882.09
Beginning Adjusted Invested Amount                           N/A       250,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables             4,845,873.17         3,984,766.92          861,106.25
Collections of Principal Receivables               69,633,454.12        57,259,667.07       12,373,787.05
Defaulted Amount                                    1,436,725.07         1,181,420.63          255,304.44

Ending Invested / Transferor Amounts              299,088,802.70       250,000,000.00       49,088,802.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 5.5300%              5.8300%             1.9400%
Monthly Interest Due                                  996,552.08            72,875.00           31,322.92          1,100,750.00
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    996,552.08            72,875.00           31,322.92          1,100,750.00
Investor Default Amount                             1,021,928.84            70,885.24           88,606.55          1,181,420.63
Investor Monthly Fees Due                             360,416.67            25,000.00           31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                           2,378,897.59           168,760.24          151,179.46          2,698,837.30

Reallocated Investor Finance Charge Collections                                                                    3,984,766.92
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               7.1465%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    216,250,000.00        15,000,000.00       18,750,000.00        250,000,000.00
Interest Distributions                                996,552.08            72,875.00           31,322.92          1,100,750.00
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   996,552.08            72,875.00           31,322.92          1,100,750.00
Ending Certificates Balance                       216,250,000.00        15,000,000.00       18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $31,322.92

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $31,322.92

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,446,823.38

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,021,928.84
       e. Excess Spread:                                         $1,428,342.45

   2.  Class B Available Funds:                                    $239,086.01

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $166,211.01

   3.  Collateral Available Funds:                                 $298,857.52

       a. Excess Spread:                                           $298,857.52

   4.  Total Excess Spread:                                      $1,893,410.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $69,633,454.12

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $57,259,667.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $57,259,667.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,181,420.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $58,441,087.70

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $18,750,000.00

   2.  Required Collateral Invested Amount:                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $58,441,087.70

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,893,410.99
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $70,885.24
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $31,322.92
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $88,606.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,285,929.62

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.1465%
       b. Prior Monthly Period                                         8.1837%
       c. Second Prior Monthly Period                                  6.7231%

   2.  Three Month Average Base Rate                                   7.3511%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             912,074,646.27       750,000,000.00      162,074,646.27
Beginning Adjusted Invested Amount                           N/A       750,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            14,537,619.50        11,954,300.75        2,583,318.75
Collections of Principal Receivables              208,900,362.37       171,779,001.22       37,121,361.15
Defaulted Amount                                    4,310,175.21         3,544,261.89          765,913.32

Ending Invested / Transferor Amounts              897,266,408.10       750,000,000.00      147,266,408.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2200%              1.4700%             1.9400%
Monthly Interest Due                                  650,031.25            75,950.00          119,027.08            845,008.33
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    650,031.25            75,950.00          119,027.08            845,008.33
Investor Default Amount                             2,924,016.06           283,540.95          336,704.88          3,544,261.89
Investor Monthly Fees Due                           1,031,250.00           100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,605,297.31           459,490.95          574,481.96          5,639,270.22

Reallocated Investor Finance Charge Collections                                                                   11,954,300.75
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2889%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                650,031.25            75,950.00          119,027.08            845,008.33
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   650,031.25            75,950.00          119,027.08            845,008.33
Ending Certificates Balance                       618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $119,027.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $119,027.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,862,298.11

       a. Class A Monthly Interest:                                $650,031.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,924,016.06
       e. Excess Spread:                                         $6,288,250.81

   2.  Class B Available Funds:                                    $956,344.06

       a. Class B Monthly Interest:                                 $75,950.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $880,394.06

   3.   Collateral Available Funds:                              $1,135,658.57

       a. Excess Spread:                                         $1,135,658.57

   4. Total Excess Spread:                                       $8,304,303.44

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $208,900,362.37

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $171,779,001.22

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $171,779,001.22

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,544,261.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $175,323,263.11

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $175,323,263.11

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $8,304,303.44
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $283,540.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $119,027.08
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $336,704.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,315,030.53

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2889%
       b. Prior Monthly Period                                         3.5835%
       c. Second Prior Monthly Period                                  3.1801%

   2.  Three Month Average Base Rate                                   3.3508%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             881,672,158.06       725,000,000.00      156,672,158.06
Beginning Adjusted Invested Amount                           N/A       725,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            14,053,032.18        11,555,824.05        2,497,208.13
Collections of Principal Receivables              201,937,016.96       166,053,034.51       35,883,982.44
Defaulted Amount                                    4,166,502.70         3,426,119.82          740,382.88

Ending Invested / Transferor Amounts              867,357,527.83       725,000,000.00      142,357,527.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2200%              1.4700%             2.0400%
Monthly Interest Due                                  628,363.54            73,418.33          120,990.42            822,772.29
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    628,363.54            73,418.33          120,990.42            822,772.29
Investor Default Amount                             2,826,548.85           274,089.59          325,481.38          3,426,119.82
Investor Monthly Fees Due                             996,875.00            96,666.67          114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                           4,451,787.40           444,174.59          561,263.47          5,457,225.45

Reallocated Investor Finance Charge Collections                                                                   11,555,824.05
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2986%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    598,125,000.00        58,000,000.00       68,875,000.00        725,000,000.00
Interest Distributions                                628,363.54            73,418.33          120,990.42            822,772.29
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   628,363.54            73,418.33          120,990.42            822,772.29
Ending Certificates Balance                       598,125,000.00        58,000,000.00       68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $120,990.42

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $120,990.42

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,533,554.84

       a. Class A Monthly Interest:                                $628,363.54
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,826,548.85
       e. Excess Spread:                                         $6,078,642.45

   2.  Class B Available Funds:                                    $924,465.92

       a. Class B Monthly Interest:                                 $73,418.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $851,047.59

   3.  Collateral Available Funds:                               $1,097,803.29

       a. Excess Spread:                                         $1,097,803.29

   4.  Total Excess Spread:                                      $8,027,493.32

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $201,937,016.96

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $166,053,034.51

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $166,053,034.51

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,426,119.82

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $169,479,154.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount:                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $169,479,154.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $8,027,493.32
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $274,089.59
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $120,990.42
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $325,481.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,098,598.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2986%
       b. Prior Monthly Period                                         3.5931%
       c. Second Prior Monthly Period                                  3.1898%

   2.  Three Month Average Base Rate                                   3.3605%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             608,049,764.18       500,000,000.00      108,049,764.18
Beginning Adjusted Invested Amount                           N/A       500,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables             9,691,746.33         7,969,533.83        1,722,212.50
Collections of Principal Receivables              139,266,908.25       114,519,334.15       24,747,574.10
Defaulted Amount                                    2,873,450.14         2,362,841.26          510,608.88

Ending Invested / Transferor Amounts              598,177,605.40       500,000,000.00       98,177,605.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2700%              1.5400%             2.1400%
Monthly Interest Due                                  451,114.58            53,044.44           87,531.94            591,690.97
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    451,114.58            53,044.44           87,531.94            591,690.97
Investor Default Amount                             1,949,344.04           189,027.30          224,469.92          2,362,841.26
Investor Monthly Fees Due                             687,500.00            66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,087,958.62           308,738.41          391,168.53          3,787,865.56

Reallocated Investor Finance Charge Collections                                                                    7,969,533.83
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3557%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                451,114.58            53,044.44           87,531.94            591,690.97
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   451,114.58            53,044.44           87,531.94            591,690.97
Ending Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.09

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $87,531.94

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $87,531.94

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,574,865.41

       a. Class A Monthly Interest:                                $451,114.58
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,949,344.04
       e. Excess Spread:                                         $4,174,406.79

   2.  Class B Available Funds:                                    $637,562.71

       a. Class B Monthly Interest:                                 $53,044.44
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $584,518.26

   3.  Collateral Available Funds:                                 $757,105.71

       a. Excess Spread:                                           $757,105.71

   4.  Total Excess Spread:                                      $5,516,030.76

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $139,266,908.25

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $114,519,334.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $114,519,334.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,362,841.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $116,882,175.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $116,882,175.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,516,030.76
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $189,027.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $87,531.94
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $224,469.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,181,668.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3557%
       b. Prior Monthly Period                                         3.6502%
       c. Second Prior Monthly Period                                  3.2469%

   2.  Three Month Average Base Rate                                   3.4176%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XVI. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             851,269,669.86       700,000,000.00      151,269,669.86
Beginning Adjusted Invested Amount                           N/A       700,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            13,568,444.86        11,157,347.36        2,411,097.50
Collections of Principal Receivables              194,973,671.54       160,327,067.81       34,646,603.74
Defaulted Amount                                    4,022,830.19         3,307,977.76          714,852.43

Ending Invested / Transferor Amounts              837,448,647.56       700,000,000.00      137,448,647.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2100%              1.4400%             2.0400%
Monthly Interest Due                                  601,722.92            69,440.00          116,818.33            787,981.25
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    601,722.92            69,440.00          116,818.33            787,981.25
Investor Default Amount                             2,729,081.65           264,638.22          314,257.89          3,307,977.76
Investor Monthly Fees Due                             962,500.00            93,333.33          110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                           4,293,304.57           427,411.55          541,909.55          5,262,625.68

Reallocated Investor Finance Charge Collections                                                                   11,157,347.36
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2878%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    577,500,000.00        56,000,000.00       66,500,000.00        700,000,000.00
Interest Distributions                                601,722.92            69,440.00          116,818.33            787,981.25
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   601,722.92            69,440.00          116,818.33            787,981.25
Ending Certificates Balance                       577,500,000.00        56,000,000.00       66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.04

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $116,818.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $116,818.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,204,811.57

       a. Class A Monthly Interest:                                $601,722.92
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,729,081.65
       e. Excess Spread:                                         $5,874,007.00

   2.  Class B Available Funds:                                    $892,587.79

       a. Class B Monthly Interest:                                 $69,440.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $823,147.79

   3.  Collateral Available Funds:                               $1,059,948.00

       a. Excess Spread:                                         $1,059,948.00

   4.  Total Excess Spread:                                      $7,757,102.79

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $194,973,671.54

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $160,327,067.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $160,327,067.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,307,977.76

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $163,635,045.57

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $163,635,045.57

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,757,102.79
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $264,638.22
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $116,818.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $314,257.89
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,894,721.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2878%
       b. Prior Monthly Period                                         3.5823%
       c. Second Prior Monthly Period                                  3.1790%

   2.  Three Month Average Base Rate                                   3.3497%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             790,464,693.44       650,000,000.00      140,464,693.44
Beginning Adjusted Invested Amount                           N/A       650,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            12,599,270.23        10,360,393.98        2,238,876.25
Collections of Principal Receivables              181,046,980.72       148,875,134.39       32,171,846.33
Defaulted Amount                                    3,735,485.18         3,071,693.63          663,791.55

Ending Invested / Transferor Amounts              777,630,887.02       650,000,000.00      127,630,887.02


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2100%              1.4500%             2.0400%
Monthly Interest Due                                  558,742.71            64,927.78          108,474.17            732,144.65
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    558,742.71            64,927.78          108,474.17            732,144.65
Investor Default Amount                             2,534,147.25           245,735.49          291,810.90          3,071,693.63
Investor Monthly Fees Due                             893,750.00            86,666.67          102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                           3,986,639.96           397,329.94          503,201.73          4,887,171.62

Reallocated Investor Finance Charge Collections                                                                   10,360,393.98
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2886%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    536,250,000.00        52,000,000.00       61,750,000.00        650,000,000.00
Interest Distributions                                558,742.71            64,927.78          108,474.17            732,144.65
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   558,742.71            64,927.78          108,474.17            732,144.65
Ending Certificates Balance                       536,250,000.00        52,000,000.00       61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.04

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $108,474.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $108,474.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,547,325.03

       a. Class A Monthly Interest:                                $558,742.71
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,534,147.25
       e. Excess Spread:                                         $5,454,435.08

   2.  Class B Available Funds:                                    $828,831.52

       a. Class B Monthly Interest:                                 $64,927.78
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $763,903.74

   3.  Collateral Available Funds:                                 $984,237.43

       a. Excess Spread:                                           $984,237.43

   4.  Total Excess Spread:                                      $7,202,576.24

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $181,046,980.72

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $148,875,134.39

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $148,875,134.39

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,071,693.63

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $151,946,828.03

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $61,750,000.00

   2.  Required Collateral Invested Amount:                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $151,946,828.03

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $7,202,576.24
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $245,735.49
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $108,474.17
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $291,810.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,473,222.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2886%
       b. Prior Monthly Period                                         3.5831%
       c. Second Prior Monthly Period                                  3.1798%

   2.  Three Month Average Base Rate                                   3.3505%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount           1,118,811,566.10       920,000,000.00      198,811,566.10
Beginning Adjusted Invested Amount                           N/A       920,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            17,832,813.25        14,663,942.25        3,168,871.00
Collections of Principal Receivables              256,251,111.17       210,715,574.83       45,535,536.34
Defaulted Amount                                    5,287,148.26         4,347,627.91          939,520.34

Ending Invested / Transferor Amounts            1,100,646,793.94       920,000,000.00      180,646,793.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2000%              1.4900%             2.1400%
Monthly Interest Due                                  784,300.00            94,432.89          161,058.78          1,039,791.67
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    784,300.00            94,432.89          161,058.78          1,039,791.67
Investor Default Amount                             3,586,793.03           347,810.23          413,024.65          4,347,627.91
Investor Monthly Fees Due                           1,265,000.00           122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,636,093.03           564,909.79          719,750.10          6,920,752.91

Reallocated Investor Finance Charge Collections                                                                   14,663,942.25
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2931%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                784,300.00            94,432.89          161,058.78          1,039,791.67
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   784,300.00            94,432.89          161,058.78          1,039,791.67
Ending Certificates Balance                       759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.03

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $161,058.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $161,058.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,097,752.35

       a. Class A Monthly Interest:                                $784,300.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,586,793.03
       e. Excess Spread:                                         $7,726,659.33

   2.  Class B Available Funds:                                  $1,173,115.38

       a. Class B Monthly Interest:                                 $94,432.89
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,078,682.49

   3.  Collateral Available Funds:                               $1,393,074.51

       a. Excess Spread:                                         $1,393,074.51

   4.  Total Excess Spread:                                     $10,198,416.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $256,251,111.17

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $210,715,574.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $210,715,574.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,347,627.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $215,063,202.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $215,063,202.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $10,198,416.33
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $347,810.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $161,058.78
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $413,024.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,743,189.33

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2931%
       b. Prior Monthly Period                                         3.5876%
       c. Second Prior Monthly Period                                  3.1843%

   2.  Three Month Average Base Rate                                   3.3550%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XIX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount           1,143,133,556.66       940,000,000.00      203,133,556.66
Beginning Adjusted Invested Amount                           N/A       940,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            18,220,483.10        14,982,723.60        3,237,759.50
Collections of Principal Receivables              261,821,787.50       215,296,348.20       46,525,439.30
Defaulted Amount                                    5,402,086.26         4,442,141.56          959,944.70

Ending Invested / Transferor Amounts            1,124,573,898.16       940,000,000.00      184,573,898.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2000%              1.4800%             2.0900%
Monthly Interest Due                                  801,350.00            95,838.22          160,715.19          1,057,903.42
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    801,350.00            95,838.22          160,715.19          1,057,903.42
Investor Default Amount                             3,664,766.79           355,371.33          422,003.45          4,442,141.56
Investor Monthly Fees Due                           1,292,500.00           125,333.33          148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                           5,758,616.79           576,542.88          731,551.98          7,066,711.65

Reallocated Investor Finance Charge Collections                                                                   14,982,723.60
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2875%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    775,500,000.00        75,200,000.00       89,300,000.00        940,000,000.00
Interest Distributions                                801,350.00            95,838.22          160,715.19          1,057,903.42
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   801,350.00            95,838.22          160,715.19          1,057,903.42
Ending Certificates Balance                       775,500,000.00        75,200,000.00       89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.03

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $160,715.19

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $160,715.19

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4. The amount distributed to the Collateral Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,360,746.97

       a. Class A Monthly Interest:                                $801,350.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,664,766.79
       e. Excess Spread:                                         $7,894,630.18

   2.  Class B Available Funds:                                  $1,198,617.89

       a. Class B Monthly Interest:                                 $95,838.22
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,102,779.67

   3.  Collateral Available Funds:                               $1,423,358.74

       a. Excess Spread:                                         $1,423,358.74

   4.  Total Excess Spread:                                     $10,420,768.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $261,821,787.50

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $215,296,348.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $215,296,348.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,442,141.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $219,738,489.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $219,738,489.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $10,420,768.59
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $355,371.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $160,715.19
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $422,003.45
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,916,011.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2875%
       b. Prior Monthly Period                                         3.5820%
       c. Second Prior Monthly Period                                  3.1787%

   2.  Three Month Average Base Rate                                   3.3494%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount           1,118,811,566.10       920,000,000.00      198,811,566.10
Beginning Adjusted Invested Amount                           N/A       920,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            17,832,813.25        14,663,942.25        3,168,871.00
Collections of Principal Receivables              256,251,111.17       210,715,574.83       45,535,536.34
Defaulted Amount                                    5,287,148.26         4,347,627.91          939,520.34

Ending Invested / Transferor Amounts            1,100,646,793.94       920,000,000.00      180,646,793.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2000%              1.4700%             2.0900%
Monthly Interest Due                                  784,300.00            93,165.33          157,295.72          1,034,761.06
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    784,300.00            93,165.33          157,295.72          1,034,761.06
Investor Default Amount                             3,586,793.03           347,810.23          413,024.65          4,347,627.91
Investor Monthly Fees Due                           1,265,000.00           122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,636,093.03           563,642.23          715,987.04          6,915,722.30

Reallocated Investor Finance Charge Collections                                                                   14,663,942.25
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2867%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                784,300.00            93,165.33          157,295.72          1,034,761.06
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   784,300.00            93,165.33          157,295.72          1,034,761.06
Ending Certificates Balance                       759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.03

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $157,295.72

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $157,295.72

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,097,752.35

       a. Class A Monthly Interest:                                $784,300.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,586,793.03
       e. Excess Spread:                                         $7,726,659.33

   2.  Class B Available Funds:                                  $1,173,115.38

       a. Class B Monthly Interest:                                 $93,165.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,079,950.05

   3.  Collateral Available Funds:                               $1,393,074.51

       a. Excess Spread:                                         $1,393,074.51

   4.  Total Excess Spread:                                     $10,199,683.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $256,251,111.17

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $210,715,574.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $210,715,574.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,347,627.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $215,063,202.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $215,063,202.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $10,199,683.89
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $347,810.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $157,295.72
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $413,024.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,748,219.94

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2867%
       b. Prior Monthly Period                                         3.5812%
       c. Second Prior Monthly Period                                  3.1779%

   2.  Three Month Average Base Rate                                   3.3486%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             608,049,764.18       500,000,000.00      108,049,764.18
Beginning Adjusted Invested Amount                           N/A       500,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables             9,691,746.33         7,969,533.83        1,722,212.50
Collections of Principal Receivables              139,266,908.25       114,519,334.15       24,747,574.10
Defaulted Amount                                    2,873,450.14         2,362,841.26          510,608.88

Ending Invested / Transferor Amounts              598,177,605.40       500,000,000.00       98,177,605.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.1300%              1.4000%             1.9400%
Monthly Interest Due                                  401,385.42            48,222.22           79,351.39            528,959.03
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    401,385.42            48,222.22           79,351.39            528,959.03
Investor Default Amount                             1,949,344.04           189,027.30          224,469.92          2,362,841.26
Investor Monthly Fees Due                             687,500.00            66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,038,229.45           303,916.19          382,987.98          3,725,133.62

Reallocated Investor Finance Charge Collections                                                                    7,969,533.83
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2080%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                401,385.42            48,222.22           79,351.39            528,959.03
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   401,385.42            48,222.22           79,351.39            528,959.03
Ending Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.97

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.97

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.21

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.21

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $79,351.39

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $79,351.39

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,574,865.41

       a. Class A Monthly Interest:                                $401,385.42
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,949,344.04
       e. Excess Spread:                                         $4,224,135.96

   2.  Class B Available Funds:                                    $637,562.71

       a. Class B Monthly Interest:                                 $48,222.22
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $589,340.48

   3.  Collateral Available Funds:                                 $757,105.71

       a. Excess Spread:                                           $757,105.71

   4.  Total Excess Spread:                                      $5,570,582.15

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $139,266,908.25

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $114,519,334.15

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $114,519,334.15

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,362,841.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $116,882,175.40

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $116,882,175.40

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,570,582.15
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $189,027.30
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $79,351.39
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $224,469.92
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,244,400.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2080%
       b. Prior Monthly Period                                         3.5025%
       c. Second Prior Monthly Period                                  3.0992%

   2.  Three Month Average Base Rate                                   3.2699%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             729,659,717.02       600,000,000.00      129,659,717.02
Beginning Adjusted Invested Amount                           N/A       600,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            11,630,095.60         9,563,440.60        2,066,655.00
Collections of Principal Receivables              167,120,289.89       137,423,200.98       29,697,088.92
Defaulted Amount                                    3,448,140.17         2,835,409.51          612,730.66

Ending Invested / Transferor Amounts              717,813,126.48       600,000,000.00      117,813,126.48


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2600%              1.5400%             2.1400%
Monthly Interest Due                                  537,075.00            63,653.33          105,038.33            705,766.67
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    537,075.00            63,653.33          105,038.33            705,766.67
Investor Default Amount                             2,339,212.84           226,832.76          269,363.90          2,835,409.51
Investor Monthly Fees Due                             825,000.00            80,000.00           95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                           3,701,287.84           370,486.09          469,402.24          4,541,176.18

Reallocated Investor Finance Charge Collections                                                                    9,563,440.60
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3473%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    495,000,000.00        48,000,000.00       57,000,000.00        600,000,000.00
Interest Distributions                                537,075.00            63,653.33          105,038.33            705,766.67
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   537,075.00            63,653.33          105,038.33            705,766.67
Ending Certificates Balance                       495,000,000.00        48,000,000.00       57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.09

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $105,038.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $105,038.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,889,838.49

       a. Class A Monthly Interest:                                $537,075.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,339,212.84
       e. Excess Spread:                                         $5,013,550.65

   2.  Class B Available Funds:                                    $765,075.25

       a. Class B Monthly Interest:                                 $63,653.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $701,421.91

   3.  Collateral Available Funds:                                 $908,526.86

       a. Excess Spread:                                           $908,526.86

   4.  Total Excess Spread:                                      $6,623,499.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $167,120,289.89

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $137,423,200.98

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $137,423,200.98

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,835,409.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $140,258,610.49

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $140,258,610.49

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,623,499.42
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $226,832.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $105,038.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $269,363.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,022,264.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3473%
       b. Prior Monthly Period                                         3.6419%
       c. Second Prior Monthly Period                                  3.2385%

   2.  Three Month Average Base Rate                                   3.4092%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXIII. Series 2002-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             875,591,660.42       720,000,000.00      155,591,660.42
Beginning Adjusted Invested Amount                           N/A       720,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            13,956,114.72        11,476,128.72        2,479,986.00
Collections of Principal Receivables              200,544,347.87       164,907,841.17       35,636,506.70
Defaulted Amount                                    4,137,768.20         3,402,491.41          735,276.79

Ending Invested / Transferor Amounts              861,375,751.78       720,000,000.00      141,375,751.78


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2300%              1.5400%             2.1400%
Monthly Interest Due                                  629,145.00            76,384.00          126,046.00            831,575.00
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    629,145.00            76,384.00          126,046.00            831,575.00
Investor Default Amount                             2,807,055.41           272,199.31          323,236.68          3,402,491.41
Investor Monthly Fees Due                             990,000.00            96,000.00          114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                           4,426,200.41           444,583.31          563,282.68          5,434,066.41

Reallocated Investor Finance Charge Collections                                                                   11,476,128.72
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3222%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    594,000,000.00        57,600,000.00       68,400,000.00        720,000,000.00
Interest Distributions                                629,145.00            76,384.00          126,046.00            831,575.00
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   629,145.00            76,384.00          126,046.00            831,575.00
Ending Certificates Balance                       594,000,000.00        57,600,000.00       68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,046.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,046.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,467,806.19

       a. Class A Monthly Interest:                                $629,145.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,807,055.41
       e. Excess Spread:                                         $6,031,605.78

   2.  Class B Available Funds:                                    $918,090.30

       a. Class B Monthly Interest:                                 $76,384.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $841,706.30

   3.  Collateral Available Funds:                               $1,090,232.23

       a. Excess Spread:                                         $1,090,232.23

   4.  Total Excess Spread:                                      $7,963,544.30

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $200,544,347.87

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $164,907,841.17

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $164,907,841.17

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,402,491.41

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $168,310,332.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,400,000.00

   2.  Required Collateral Invested Amount:                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $168,310,332.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,963,544.30
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $272,199.31
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,046.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $323,236.68
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,042,062.30

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3222%
       b. Prior Monthly Period                                         3.6168%
       c. Second Prior Monthly Period                                  3.2135%

   2.  Three Month Average Base Rate                                   3.3842%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXIV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount           1,118,811,566.10       920,000,000.00      198,811,566.10
Beginning Adjusted Invested Amount                           N/A       920,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            17,832,813.25        14,663,942.25        3,168,871.00
Collections of Principal Receivables              256,251,111.17       210,715,574.83       45,535,536.34
Defaulted Amount                                    5,287,148.26         4,347,627.91          939,520.34

Ending Invested / Transferor Amounts            1,100,646,793.94       920,000,000.00      180,646,793.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2000%              1.4900%             2.1900%
Monthly Interest Due                                  784,300.00            94,432.89          164,821.83          1,043,554.72
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    784,300.00            94,432.89          164,821.83          1,043,554.72
Investor Default Amount                             3,586,793.03           347,810.23          413,024.65          4,347,627.91
Investor Monthly Fees Due                           1,265,000.00           122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,636,093.03           564,909.79          723,513.15          6,924,515.97

Reallocated Investor Finance Charge Collections                                                                   14,663,942.25
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2979%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                784,300.00            94,432.89          164,821.83          1,043,554.72
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   784,300.00            94,432.89          164,821.83          1,043,554.72
Ending Certificates Balance                       759,000,000.00        73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.03

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $164,821.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $164,821.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,097,752.35

       a. Class A Monthly Interest:                                $784,300.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,586,793.03
       e. Excess Spread:                                         $7,726,659.33

   2.  Class B Available Funds:                                  $1,173,115.38

       a. Class B Monthly Interest:                                 $94,432.89
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,078,682.49

   3.  Collateral Available Funds:                               $1,393,074.51

       a. Excess Spread:                                         $1,393,074.51

   4.  Total Excess Spread:                                     $10,198,416.33

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $256,251,111.17

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $210,715,574.83

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $210,715,574.83

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,347,627.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $215,063,202.74

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $215,063,202.74

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                           $10,198,416.33
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $347,810.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $164,821.83
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $413,024.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,739,426.28

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2979%
       b. Prior Monthly Period                                         3.5924%
       c. Second Prior Monthly Period                                  3.1891%

   2.  Three Month Average Base Rate                                   3.3598%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount           1,337,709,481.20     1,100,000,000.00      237,709,481.20
Beginning Adjusted Invested Amount                           N/A     1,100,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            21,321,841.93        17,532,974.43        3,788,867.50
Collections of Principal Receivables              306,387,198.14       251,942,535.12       54,444,663.02
Defaulted Amount                                    6,321,590.31         5,198,250.77        1,123,339.54

Ending Invested / Transferor Amounts            1,315,990,731.89     1,100,000,000.00      215,990,731.89


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2000%              1.4600%             2.2400%
Monthly Interest Due                                  937,750.00           110,635.56          201,568.89          1,249,954.44
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    937,750.00           110,635.56          201,568.89          1,249,954.44
Investor Default Amount                             4,288,556.88           415,860.06          493,833.82          5,198,250.77
Investor Monthly Fees Due                           1,512,500.00           146,666.67          174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                           6,738,806.88           673,162.28          869,569.38          8,281,538.54

Reallocated Investor Finance Charge Collections                                                                   17,532,974.43
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.3003%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    907,500,000.00        88,000,000.00      104,500,000.00      1,100,000,000.00
Interest Distributions                                937,750.00           110,635.56          201,568.89          1,249,954.44
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   937,750.00           110,635.56          201,568.89          1,249,954.44
Ending Certificates Balance                       907,500,000.00        88,000,000.00      104,500,000.00      1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.03

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $201,568.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $201,568.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $14,464,703.90

       a. Class A Monthly Interest:                                $937,750.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,288,556.88
       e. Excess Spread:                                         $9,238,397.02

   2.  Class B Available Funds:                                  $1,402,637.95

       a. Class B Monthly Interest:                                $110,635.56
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,292,002.40

   3.  Collateral Available Funds:                               $1,665,632.57

       a. Excess Spread:                                         $1,665,632.57

   4.  Total Excess Spread:                                     $12,196,031.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $306,387,198.14

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $251,942,535.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $251,942,535.12

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,198,250.77

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $257,140,785.89

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $257,140,785.89

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $12,196,031.99
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $415,860.06
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $201,568.89
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $493,833.82
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,251,435.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3003%
       b. Prior Monthly Period                                         3.5948%
       c. Second Prior Monthly Period                                  3.1915%

   2.  Three Month Average Base Rate                                   3.3622%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest             Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             912,074,646.27       750,000,000.00      162,074,646.27
Beginning Adjusted Invested Amount                           N/A       750,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            14,537,619.50        11,954,300.75        2,583,318.75
Collections of Principal Receivables              208,900,362.37       171,779,001.22       37,121,361.15
Defaulted Amount                                    4,310,175.21         3,544,261.89          765,913.32

Ending Invested / Transferor Amounts              897,266,408.10       750,000,000.00      147,266,408.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.2000%              1.4400%             2.2100%
Monthly Interest Due                                  639,375.00            74,400.00          135,592.71            849,367.71
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    639,375.00            74,400.00          135,592.71            849,367.71
Investor Default Amount                             2,924,016.06           283,540.95          336,704.88          3,544,261.89
Investor Monthly Fees Due                           1,031,250.00           100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,594,641.06           457,940.95          591,047.59          5,643,629.59

Reallocated Investor Finance Charge Collections                                                                   11,954,300.75
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2958%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                639,375.00            74,400.00          135,592.71            849,367.71
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   639,375.00            74,400.00          135,592.71            849,367.71
Ending Certificates Balance                       618,750,000.00        60,000,000.00       71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.03

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $135,592.71

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $135,592.71

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,862,298.11

       a. Class A Monthly Interest:                                $639,375.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,924,016.06
       e. Excess Spread:                                         $6,298,907.06

   2.  Class B Available Funds:                                    $956,344.06

       a. Class B Monthly Interest:                                 $74,400.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $881,944.06

   3.  Collateral Available Funds:                               $1,135,658.57

       a. Excess Spread:                                         $1,135,658.57

   4.  Total Excess Spread:                                      $8,316,509.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $208,900,362.37

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $171,779,001.22

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $171,779,001.22

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,544,261.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $175,323,263.11

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $175,323,263.11

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $8,316,509.69
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $283,540.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $135,592.71
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $336,704.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,310,671.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2958%
       b. Prior Monthly Period                                         3.5903%
       c. Second Prior Monthly Period                                  3.1870%

   2.  Three Month Average Base Rate                                   3.3577%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXVII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations         Interest               Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             826,947,679.29       680,000,000.00      146,947,679.29
Beginning Adjusted Invested Amount                           N/A       680,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            13,180,775.01        10,838,566.01        2,342,209.00
Collections of Principal Receivables              189,402,995.21       155,746,294.44       33,656,700.77
Defaulted Amount                                    3,907,892.19         3,213,464.11          694,428.08

Ending Invested / Transferor Amounts              813,521,543.35       680,000,000.00      133,521,543.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.6900%              1.9000%             1.9900%
Monthly Interest Due                                  828,381.67            64,600.00           87,394.17            980,375.83
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    828,381.67            64,600.00           87,394.17            980,375.83
Investor Default Amount                             2,779,646.46           192,807.85          241,009.81          3,213,464.11
Investor Monthly Fees Due                             980,333.33            68,000.00           85,000.00          1,133,333.33
Investor Additional Amounts Due
Total Due                                           4,588,361.46           325,407.85          413,403.97          5,327,173.28

Reallocated Investor Finance Charge Collections                                                                   10,838,566.01
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.6599%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    588,200,000.00        40,800,000.00       51,000,000.00        680,000,000.00
Interest Distributions                                828,381.67            64,600.00           87,394.17            980,375.83
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   828,381.67            64,600.00           87,394.17            980,375.83
Ending Certificates Balance                       588,200,000.00        40,800,000.00       51,000,000.00        680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $87,394.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $87,394.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,375,359.60

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,779,646.46
       e. Excess Spread:                                         $5,767,331.48

   2.  Class B Available Funds:                                    $650,313.96

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $585,713.96

   3.  Collateral Available Funds:                                 $812,892.45

       a. Excess Spread:                                           $812,892.45

   4.  Total Excess Spread:                                      $7,165,937.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $189,402,995.21

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $155,746,294.44

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $155,746,294.44

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,213,464.11

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $158,959,758.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $158,959,758.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $7,165,937.89
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $192,807.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $87,394.17
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $241,009.81
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,511,392.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6599%
       b. Prior Monthly Period                                         4.1800%
       c. Second Prior Monthly Period                                  3.4480%

   2.  Three Month Average Base Rate                                   3.7626%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                        13.2024%
       c. Second Prior Monthly Period                                 11.9699%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.9384%



XXVIII. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series          Total Investor         Transferors
A. Investor/Transferor Allocations                   Allocations          Interest              Interest
----------------------------------                   -----------       --------------         -----------
Beginning Invested /Transferor Amount             972,879,622.69       800,000,000.00      172,879,622.69
Beginning Adjusted Invested Amount                           N/A       800,000,000.00                 N/A
Floating Allocation Percentage                               N/A             82.2301%            17.7699%
Principal Allocation Percentage                              N/A             82.2301%            17.7699%
Collections of Finance Chg. Receivables            15,506,794.13        12,751,254.13        2,755,540.00
Collections of Principal Receivables              222,827,053.19       183,230,934.64       39,596,118.56
Defaulted Amount                                    4,597,520.22         3,780,546.01          816,974.21

Ending Invested / Transferor Amounts              957,084,168.65       800,000,000.00      157,084,168.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest                  Total
--------------------------------------                   -------              -------          ----------                 -----

Principal Funding Account                                   0.00                 0.00                0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                 0.00                0.00                  0.00
Reserve Draw Amount                                         0.00                 0.00                0.00                  0.00
Available Reserve Account Amount                            0.00                 0.00                0.00                  0.00
Reserve Account Surplus                                     0.00                 0.00                0.00                  0.00

Coupon  March 15, 2004 to April 14, 2004                 1.1763%              1.3462%             1.6463%
Monthly Interest Due                                  982,168.75           100,968.75          148,162.50          1,231,300.00
Outstanding Monthly Interest Due                            0.00                 0.00                0.00                  0.00
Additional Interest Due                                     0.00                 0.00                0.00                  0.00
Total Interest Due                                    982,168.75           100,968.75          148,162.50          1,231,300.00
Investor Default Amount                             3,156,755.92           283,540.95          340,249.14          3,780,546.01
Investor Monthly Fees Due                           1,113,333.33           100,000.00          120,000.00          1,333,333.33
Investor Additional Amounts Due
Total Due                                           5,252,258.00           484,509.70          608,411.64          6,345,179.35

Reallocated Investor Finance Charge Collections                                                                   12,751,254.13
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.6430%
Base Rate                                                                                                               3.2108%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest                  Total
--------------------------------------------             -------              -------          ----------                 -----

Beginning Certificates Balance                    668,000,000.00        60,000,000.00       72,000,000.00        800,000,000.00
Interest Distributions                                982,168.75           100,968.75          148,162.50          1,231,300.00
Principal Deposits - Prin. Funding Account                  0.00                 0.00                0.00                  0.00
Principal Distributions                                     0.00                 0.00                0.00                  0.00
Total Distributions                                   982,168.75           100,968.75          148,162.50          1,231,300.00
Ending Certificates Balance                       668,000,000.00        60,000,000.00       72,000,000.00        800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                                  $1.47

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.47

   3.  Amount of the distribution in
       respect of Class A Outstanding
       Monthly Interest                                                  $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.68

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.68

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                          $6,554,237.28

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $148,162.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:             $6,406,074.78

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,647,297.20

       a. Class A Monthly Interest:                                $982,168.75
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,156,755.92
       e. Excess Spread:                                         $6,508,372.53

   2.  Class B Available Funds:                                    $956,344.06

       a. Class B Monthly Interest:                                $100,968.75
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $855,375.31

   3.  Collateral Available Funds:                               $1,147,612.87

       a. Excess Spread:                                         $1,147,612.87

   4.  Total Excess Spread:                                      $8,511,360.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.2301%

   2.  Series 2004-1 Allocable Principal
       Collections:                                            $222,827,053.19

   3.  Principal Allocation Percentage of
       Series 2004-1 Allocable Principal
       Collections:                                            $183,230,934.64

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $183,230,934.64

   6.  Shared Principal Collections from other
       Series allocated to Series 2004-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,780,546.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $187,011,480.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $72,000,000.00

   2.  Required Collateral Invested Amount:                     $72,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $187,011,480.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

   1.  Excess Spread:                                            $8,511,360.71
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $283,540.95
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $148,162.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,333,333.33
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $340,249.14
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $6,406,074.78

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2108%
       b. Prior Monthly Period                                             N/A
       c. Second Prior Monthly Period                                      N/A

   2.  Three Month Average Base Rate                                       N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.6430%
       b. Prior Monthly Period                                             N/A
       c. Second Prior Monthly Period                                      N/A

   4.  Three Month Average Series Adjusted Portfolio Yield                 N/A